EXHIBIT 24. POWERS OF ATTORNEY

                Old Point Financial Corporation

                       Power of Attorney

     I, Russell Evans Jr., do hereby constitute and appoint Robert
F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2002 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

     I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

     WITNESS my execution hereof this 28th day of January, 2003.



/s/Russell S. Evans, Jr.

                Old Point Financial Corporation

                       Power of Attorney

     I, Dr. Richard F. Clark, do hereby constitute and appoint Robert
F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2002 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

     I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

     WITNESS my execution hereof this 28th day of January, 2003.



/s/ Dr. Richard F. Clark

                Old Point Financial Corporation

                       Power of Attorney

     I, Stephen D. Harris, do hereby constitute and appoint Robert F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2002 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

     I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

     WITNESS my execution hereof this 28th day of January, 2003.



/s/ Stephen D. Harris

                Old Point Financial Corporation

                       Power of Attorney

     I, John Cabot Ishon, do hereby constitute and appoint Robert F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2002 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

     I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

     WITNESS my execution hereof this 28th day of January, 2003.



/s/ John Cabot Ishon

                Old Point Financial Corporation

                       Power of Attorney

     I, Eugene M. Jordan, do hereby constitute and appoint Robert F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2002 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

     I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

     WITNESS my execution hereof this 28th day of January, 2003.



/s/ Eugene M. Jordan

                Old Point Financial Corporation

                       Power of Attorney

     I, Robert F. Shuford, do hereby constitute and appoint Louis G. Morris and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2002 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

     I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

     WITNESS my execution hereof this 28th day of January, 2003.



/s/ Robert F. Shuford

                Old Point Financial Corporation

                       Power of Attorney

     I, Dr. Arthur D. Greene, do hereby constitute and appoint Robert
F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2002 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

     I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

     WITNESS my execution hereof this 28th day of January, 2003.



/s/ Dr. Arthur D. Greene

                Old Point Financial Corporation

                       Power of Attorney

     I, John B. Morgan, II, do hereby constitute and appoint Robert F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2002 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

     I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

     WITNESS my execution hereof this 28th day of January, 2003.



/s/ John B. Morgan, II

                Old Point Financial Corporation

                       Power of Attorney

     I, G. Royden Goodson, III, do hereby constitute and appoint
Robert F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2002 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

     I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

     WITNESS my execution hereof this 28th day of January, 2003.



/s/ G. Royden Goodson, III

                Old Point Financial Corporation

                       Power of Attorney

     I, Dr. H. Robert Schappert, do hereby constitute and appoint Robert F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2002 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

     I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

     WITNESS my execution hereof this 28th day of January, 2003.



/s/ Dr. H. Robert Schappert

                Old Point Financial Corporation

                       Power of Attorney

     I, Louis G. Morris, do hereby constitute and appoint
Robert F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2002 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

     I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

     WITNESS my execution hereof this 28th day of January, 2003.



/s/ Louis G. Morris

                Old Point Financial Corporation

                       Power of Attorney

     I, Gerald E. Hansen, do hereby constitute and appoint
Robert F. Shuford and Eugene M. Jordan, my true and lawful attorney-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Old Point Financial Corporation (the "Corporation"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities Exchange Commission (the "Commission") in respect thereof in connection with the preparation and filing by the Corporation with the Commission of its Annual Report on Form 10-K for the year ended December 31, 2002 and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

     I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by virtue hereof.

     WITNESS my execution hereof this 28th day of January, 2003.



/s/ Gerald E. Hansen